EXHIBIT 99.7

Certification of Chief Financial Officer
of Jacobs Entertainment, Inc. Pursuant to 18 U.S.C. §1350

          I, Stephen R. Roark, certify that:

          In connection with the Annual Report on Form 10-K of Jacobs Entertainment, Inc. (the “Company”) for the year ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Stephen R. Roark, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ STEPHEN R. ROARK

Name:	Stephen R. Roark
Title:	Chief Financial Officer
Date:	March 28, 2003